UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 6, 2014

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2014, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the fourth quarter and full year of 2013, which is furnished herewith as Exhibit 99. The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

 Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated February 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2014

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	December 31, 2013	September 29, 2013	December 31, 2012
NET SALES	$4,588	$4,266	$4,292
Cost of sales	3,424	3,157	3,234
GROSS MARGIN	1,164	1,109	1,058

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	500	492	482
Research, development and engineering expenses	181	173	174
Equity, royalty and interest income from investees (Note 1)	80	91	82
Other operating expense, net	(10)	(11)	(19)
OPERATING INCOME	553	524	465

Interest income	6	6	5
Interest expense	19	8	7
Other income, net	7	6	10
INCOME BEFORE INCOME TAXES	547	528	473

Income tax expense (Note 2)	86	154	75
CONSOLIDATED NET INCOME	461	374	398

Less: Net income attributable to noncontrolling interests	29	19	29
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$432	$355	$369

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.33	$1.91	$1.96
Diluted	$2.32	$1.90	$1.95

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	185.7	186.0	188.4
Diluted	186.3	186.5	188.8

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.625	$0.625	$0.50

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Years ended December 31,
In millions, except per share amounts	2013	2012
NET SALES	$17,301	$17,334
Cost of sales	12,918	12,826
GROSS MARGIN	4,383	4,508

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,920	1,900
Research, development and engineering expenses	713	728
Equity, royalty and interest income from investees (Note 1)	361	384
Gain on sale of businesses	—	6
Other operating expense, net	(10)	(16)
OPERATING INCOME	2,101	2,254

Interest income	27	25
Interest expense	41	32
Other income, net	32	24
INCOME BEFORE INCOME TAXES	2,119	2,271

Income tax expense (Note 2)	531	533
CONSOLIDATED NET INCOME	1,588	1,738

Less: Net income attributable to noncontrolling interests	105	93
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,483	$1,645

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$7.93	$8.69
Diluted	$7.91	$8.67

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	187.0	189.3
Diluted	187.4	189.7

CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.25	$1.80

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	December 31, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$2,699	$1,369
Marketable securities	150	247
Total cash, cash equivalents and marketable securities	2,849	1,616
Accounts and notes receivable, net	2,649	2,475
Inventories	2,381	2,221
Prepaid expenses and other current assets	760	855
Total current assets	8,639	7,167
Long-term assets
Property, plant and equipment, net	3,156	2,724
Investments and advances related to equity method investees	931	897
Goodwill and other intangibles, net	818	814
Other assets	1,184	946
Total assets	$14,728	$12,548

LIABILITIES
Current liabilities
Loans payable	$17	$16
Accounts payable (principally trade)	1,557	1,339
Accrued expenses	1,794	1,781
Total current liabilities	3,368	3,136
Long-term liabilities
Long-term debt	1,672	698
Other liabilities	1,818	1,740
Total liabilities	6,858	5,574

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.4 shares issued	2,099	2,058
Retained earnings	8,406	7,343
Treasury stock, at cost, 35.6 and 32.6 shares	(2,195)	(1,830)
Common stock held by employee benefits trust, at cost, 1.3 and 1.5 shares	(16)	(18)
Accumulated other comprehensive loss	(784)	(950)
Total Cummins Inc. shareholders’ equity	7,510	6,603
Noncontrolling interests	360	371
Total equity	7,870	6,974
Total liabilities and equity	$14,728	$12,548

 (a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Years ended December 31,
In millions	2013	2012

NET CASH PROVIDED BY OPERATING ACTIVITIES	$2,089	$1,532

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(676)	(690)
Investments in internal use software	(64)	(87)
Investments in and advances to equity investees	(42)	(70)
Acquisition of businesses, net of cash acquired	(147)	(215)
Proceeds from sale of businesses, net of cash sold	—	10
Investments in marketable securities—acquisitions	(418)	(561)
Investments in marketable securities—liquidations	525	585
Proceeds from sale of equity investment	—	23
Purchases of other investments	(40)	—
Cash flows from derivatives not designated as hedges	1	12
Other, net	15	11
Net cash used in investing activities	(846)	(982)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	1,004	64
Payments on borrowings and capital lease obligations	(90)	(145)
Net borrowings under short-term credit agreements	(3)	11
Distributions to noncontrolling interests	(75)	(62)
Dividend payments on common stock	(420)	(340)
Repurchases of common stock	(381)	(256)
Excess tax benefits on stock-based awards	13	14
Other, net	4	20
Net cash provided by (used in) financing activities	52	(694)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	35	29
Net increase (decrease) in cash and cash equivalents	1,330	(115)
Cash and cash equivalents at beginning of year	1,369	1,484
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,699	$1,369

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	Three months ended December 31, 2013
	External sales	$2,131	$859	$533	$1,065	$—	$4,588
	Intersegment sales	431	276	226	8	(941)	—
	Total sales	2,562	1,135	759	1,073	(941)	4,588
	Depreciation and amortization(2)	49	25	13	14	—	101
	Research, development and engineering expenses	106	53	20	2	—	181
	Equity, royalty and interest income from investees	30	7	2	41	—	80
	Interest income	3	1	1	1	—	6
	Segment EBIT	235	140	46	107	38	566

	Segment EBIT as a percentage of total sales	9.2%	12.3%	6.1%	10.0%		12.3%

	Three months ended September 29, 2013
	External sales	$2,045	$784	$499	$938	$—	$4,266
	Intersegment sales	447	288	213	6	(954)	—
	Total sales	2,492	1,072	712	944	(954)	4,266
	Depreciation and amortization(2)	53	24	13	15	—	105
	Research, development and engineering expenses	103	51	18	1	—	173
	Equity, royalty and interest income from investees	31	5	13	42	—	91
	Interest income	4	1	1	—	—	6
	Segment EBIT	272	132	45	86	1	536

	Segment EBIT as a percentage of total sales	10.9%	12.3%	6.3%	9.1%		12.6%

	Three months ended December 31, 2012
	External sales	$2,177	$662	$549	$904	$—	$4,292
	Intersegment sales	329	277	216	3	(825)	—
	Total sales	2,506	939	765	907	(825)	4,292
	Depreciation and amortization(2)	50	23	13	11	—	97
	Research, development and engineering expenses	92	60	20	2	—	174
	Equity, royalty and interest income from investees	27	6	8	41	—	82
	Interest income	2	—	2	1	—	5
	Segment EBIT	252	78	42	84	24	480
	Add back restructuring charges	20	6	12	14	—	52
	Segment EBIT excluding restructuring charges	272	84	54	98	24	532

	Segment EBIT as a percentage of total sales	10.1%	8.3%	5.5%	9.3%		11.2%
	Segment EBIT excluding restructuring charges as a percentage of sales	10.9%	8.9%	7.1%	10.8%		12.4%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended December 31, 2013 and September 29, 2013. The three months ended December 31, 2012, included a $20 million charge ($12 million after-tax) related to legal matters. The charge was excluded from segment results as it was not considered in our evaluation of operating results for the corresponding period. There were no other significant unallocated corporate expenses.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

In millions	Engine	Components	Power Generation	Distribution		Non-segment Items(1)	Total
Year ended December 31, 2013
External sales	$8,270	$3,151	$2,154	$3,726		$—	$17,301
Intersegment sales	1,743	1,191	877	23		(3,834)	—
Total sales	10,013	4,342	3,031	3,749		(3,834)	17,301
Depreciation and amortization(2)	205	96	50	54		—	405
Research, development and engineering expenses	416	218	73	6		—	713
Equity, royalty and interest income from investees	136	28	32	165		—	361
Interest income	16	3	6	2		—	27
Segment EBIT	1,041	527	218	388	(3)	(14)	2,160

Segment EBIT as a percentage of total sales	10.4%	12.1%	7.2%	10.3%			12.5%

Year ended December 31, 2012
External sales	$9,101	$2,809	$2,163	$3,261		$—	$17,334
Intersegment sales	1,632	1,203	1,105	16		(3,956)	—
Total sales	10,733	4,012	3,268	3,277		(3,956)	17,334
Depreciation and amortization(2)	192	82	47	34		—	355
Research, development and engineering expenses	433	213	76	6		—	728
Equity, royalty and interest income from investees	127	29	40	188		—	384
Interest income	11	3	9	2		—	25
Segment EBIT	1,248	426	285	369	(3)	(25)	2,303
Add back restructuring charges	20	6	12	14		—	52
Segment EBIT excluding restructuring charges	1,268	432	297	383		(25)	2,355

Segment EBIT as a percentage of total sales	11.6%	10.6%	8.7%	11.3%			13.3%
Segment EBIT excluding restructuring charges as a percentage of sales	11.8%	10.8%	9.1%	11.7%			13.6%
(1) Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the year ended December 31, 2013. The year ended December 31, 2012, included a $20 million charge ($12 million after-tax) related to legal matters and a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures.  The gain and the charge were excluded from segment results as they were not considered in our evaluation of operating results for the corresponding periods.  There were no other significant unallocated corporate expenses.
(2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount of $2 million and $6 million at December 31, 2013 and 2012, respectively. These amounts were included in the Condensed Consolidated Statements of Income as "Interest expense."
(3) Distribution segment EBIT for the year ended December 31, 2013, included a $7 million gain and $5 million gain on the fair value adjustment resulting from the acquisitions of a controlling interest in Cummins Northwest LLC and Cummins Rocky Mountain LLC, respectively. Distribution segment EBIT for the year ended December 31, 2012, included a $7 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Central Power.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Years ended
In millions	December 31, 2013	September 29, 2013	December 31, 2012	December 31, 2013	December 31, 2012
EBIT excluding restructuring charges	$566	$536	$532	$2,160	$2,355
Add: Restructuring charges	—	—	(52)	—	(52)
Total EBIT	566	536	480	2,160	2,303
Less: Interest expense	19	8	7	41	32
Income before income taxes	$547	$528	$473	$2,119	$2,271

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended			Years ended
In millions	December 31, 2013	September 29, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Distribution Entities
North American distributors	$31	$34	$32	$129	$147
Komatsu Cummins Chile, Ltda.	8	6	6	25	26
All other distributors	—	1	1	1	4
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	18	13	10	63	52
Chongqing Cummins Engine Company, Ltd.	14	15	12	58	61
Beijing Foton Cummins Engine Co., Ltd. (Heavy-duty)	(7)	(4)	(4)	(21)	(13)
Beijing Foton Cummins Engine Co., Ltd. (Light-duty)	3	4	2	17	5
Shanghai Fleetguard Filter Co., Ltd.	2	4	3	13	13
Tata Cummins, Ltd.	1	1	4	5	11
Cummins Westport, Inc.	(1)	2	3	4	14
All other manufacturers	2	7	6	31	27
Cummins share of net income	71	83	75	325	347
Royalty and interest income	9	8	7	36	37
Equity, royalty and interest income from investees	$80	$91	$82	$361	$384

NOTE 2.  INCOME TAXES

Our income tax rates are generally less than the 35 percent U.S. income tax rate primarily because of lower taxes on foreign earnings and research tax credits. Our effective tax rate for the fourth quarter and full year of 2013 was 15.7 percent and 25.1 percent, respectively. We recorded $70 million or $0.38 per share of tax benefits in the fourth quarter of 2013.

Fourth quarter 2013 income tax provision is net of the following items:

One-time impacts of foreign legal entity restructuring activities	$16
One-time impact of reconciliation of state income tax provision to tax return	17
Lower operating rate primarily resulting from recognition of state and federal research and development credits and the recurring impacts of foreign legal entity restructuring activities	37
Total	$70

The full year one-time tax items included these fourth quarter items, as well as a $7 million third quarter one-time net tax expense related primarily to adjustments to our income tax accounts based on our 2012 tax return filings, a first quarter one-time tax benefit of $28 million attributable to the reinstatement of the research credit back to 2012 and a one-time tax expense in the first quarter of 2013 of $17 million, which primarily relates to the write-off of a deferred tax asset deemed unrecoverable. Our effective tax rate for the fourth quarter and full year of 2012 was 16.1 percent and 23.5 percent, respectively.

A reconciliation of the U.S. federal income tax rate of 35 percent to the actual effective tax rate is as follows:

	Years ended December 31,
	2013	2012
U.S. federal statutory rate	35.0%	35.0%
State income tax, net of federal effect	0.2	1.0
Research tax credits	(3.7)	(0.4)
Differences in rates and taxability of foreign subsidiaries and joint ventures	(6.0)	(12.1)
Other, net	(0.4)	—
Effective tax rate	25.1%	23.5%

We expect our 2014 effective tax rate to be 28.5 percent excluding any discrete items that may arise. The research tax credit expired December 31, 2013, and has not yet been renewed by Congress. If the research credit is reinstated during 2014, we would anticipate the 2014 effective tax rate to be reduced to 27 percent. The increase in the effective tax rate from 2013 to 2014 is attributable primarily to one-time tax benefits in 2013 that will not repeat in 2014 as well as changes in tax legislation in the U.S. and U.K. that will unfavorably impact our 2014 effective tax rate.

CUMMINS INC. AND SUBSIDIARIES
FINANICAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including tax adjustments, restructuring charges and gain on sale of businesses.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Three months ended
	December 31, 2013		September 29, 2013		December 31, 2012
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$432	$2.32	$355	$1.90	$369	$1.95
Add
Restructuring charges (1)	—	—	—	—	35	0.19
Less
Tax items (2)	70	0.38	(7)	(0.04)	39	0.21
Net income attributable to Cummins Inc. excluding special items	$362	$1.94	$362	$1.94	$365	$1.93

		Years ended
		December 31, 2013		December 31, 2012
In millions		Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.		$1,483	$7.91	$1,645	$8.67
Add
Restructuring charges (1)		—	—	35	0.18
Less
Tax items (2)		74	0.39	55	0.29
Gain on sale of businesses (3)		—	—	4	0.02
Net income attributable to Cummins Inc. excluding special items		$1,409	$7.52	$1,621	$8.54

(1)	In the fourth quarter of 2012, we recorded restructuring and other charges of $52 million ($35 million after tax).
(2)	See Note 2, "INCOME TAXES."

The one-time tax benefits for the three months and full year ended December 31, 2012, related primarily to benefits resulting from transactions entered into and elections made with respect to our U.K. operations. The full year also included a $16 million one-time tax benefit from the third quarter, $6 million of which related to a dividend distribution of accumulated foreign income earned in prior years. These one-time tax adjustments also included a one-time tax benefit of $13 million for prior year tax return true-up adjustments and a one-time tax charge of $3 million related to the third quarter enactment of U.K. tax law changes.

(3)
In the second quarter of 2012, we recognized a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures. The gains have been excluded from operating results as they were not considered in our evaluation of performance for the year ended December 31, 2012.

CUMMINS INC. AND SUBSIDIARIES
FINANICAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Years ended
In millions	December 31, 2013	September 29, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Earnings before interest expense, income taxes and special items	$566	$536	$532	$2,160	$2,349

Earnings before interest expense, income taxes and special items as a percentage of net sales	12.3%	12.6%	12.4%	12.5%	13.6%

Less
Restructuring charges	—	—	52	—	52
Add
Gain on sale of businesses	—	—	—	—	6
Earnings before interest expense and income taxes	$566	$536	$480	$2,160	$2,303

EBIT as a percentage of net sales	12.3%	12.6%	11.2%	12.5%	13.3%

Less
Interest expense	19	8	7	41	32
Income tax expense	86	154	75	531	533
Consolidated net income	461	374	398	1,588	1,738

Less
Net income attributable to noncontrolling interests	29	19	29	105	93
Net income attributable to Cummins Inc.	$432	$355	$369	$1,483	$1,645

Net income attributable to Cummins Inc. as a percentage of net sales	9.4%	8.3%	8.6%	8.6%	9.5%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine segment net sales by market

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$723	$690	$638	$2,705
Medium-duty truck and bus	448	595	570	572	2,185
Light-duty automotive and RV	260	345	330	365	1,300
Industrial	714	762	709	811	2,996
Stationary power	227	231	193	176	827
Total sales	$2,303	$2,656	$2,492	$2,562	$10,013

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$807	$656	$609	$2,964
Medium-duty truck and bus	526	512	478	575	2,091
Light-duty automotive and RV	286	297	353	343	1,279
Industrial	861	859	766	747	3,233
Stationary power	294	366	274	232	1,166
Total sales	$2,859	$2,841	$2,527	$2,506	$10,733

Unit shipments by engine classification (including unit shipments to Power Generation)

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	121,900	113,800	115,700	446,000
Heavy-duty	24,900	28,300	26,500	25,700	105,400
High-horsepower	4,200	3,600	3,500	3,500	14,800
Total units	123,700	153,800	143,800	144,900	566,200

2012
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,000	110,000	113,000	108,500	440,500
Heavy-duty	36,000	33,000	26,000	24,100	119,100
High-horsepower	5,500	5,800	4,600	3,900	19,800
Total units	150,500	148,800	143,600	136,500	579,400

Component segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$400	$444	$458	$489	$1,791
Turbo technologies	266	294	263	292	1,115
Filtration	255	271	248	254	1,028
Fuel systems	97	108	103	100	408
Total sales	$1,018	$1,117	$1,072	$1,135	$4,342

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$349	$325	$337	$1,415
Turbo technologies	298	297	257	254	1,106
Filtration	270	266	260	252	1,048
Fuel systems	127	124	96	96	443
Total sales	$1,099	$1,036	$938	$939	$4,012

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Our Power Generation segment changed the name of the generator technologies business to alternators in the fourth quarter of 2013. Power Generation segment sales by business were as follows:

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$474	$421	$421	$1,725
Power systems	179	187	122	168	656
Alternators	126	125	126	119	496
Power solutions	32	28	43	51	154
Total sales	$746	$814	$712	$759	$3,031

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$459	$425	$395	$1,654
Power systems	188	217	174	178	757
Alternators	141	160	138	127	566
Power solutions	76	73	77	65	291
Total sales	$780	$909	$814	$765	$3,268

Distribution segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$369	$377	$397	$1,465
Power generation	163	241	234	293	931
Engines	152	183	170	208	713
Service	141	161	163	175	640
Total sales	$778	$954	$944	$1,073	$3,749

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$302	$326	$319	$1,235
Power generation	186	201	178	242	807
Engines	166	147	157	195	665
Service	135	144	140	151	570
Total sales	$775	$794	$801	$907	$3,277